Exhibit 99.1

Contact:

David W. Froesel, Jr.

Executive Vice President,

Chief Financial Officer and Treasurer

(502) 627-7950

PHARMERICA REPORTS RESULTS FOR THE SECOND QUARTER OF 2013

Adjusted Diluted Earnings Per Share Increases 26% to $0.44

Adjusted EBITDA Increases 26% to $33.7 Million

Adjusted EBITDA Margin Increases 200 Basis Points to 7.8%

Company Maintains Industry Leading Generic Dispensing Rate of 83.3%

Company Increases 2013 Earnings Guidance

LOUISVILLE, Kentucky (August 2, 2013) – PharMerica Corporation (NYSE: PMC), a national provider of pharmacy services, today reported its financial results for the second quarter and six months ended June 30, 2013.

Commenting on the Company’s results, Greg Weishar, PharMerica Corporation’s Chief Executive Officer, said, “This quarter’s results continue the strong operating performance we realized last quarter. On a sequential quarter basis, the Company maintained its record setting first quarter 2013 quarterly gross margin percent of 19.2%. Adjusted EBITDA margin was equally strong at 7.8%; just shy of the 7.9% record we established last quarter. Moreover, on a year over year basis, Adjusted EBITDA increased 26% to $33.7 million and Adjusted EBITDA margin increased 200 basis points to 7.8%.

“Last quarter we indicated we were seeing improvement in sales and client retention. We see this trend continuing and expect further momentum as we head into the last half of the year. Excluding Golden Living and Kindred, bed losses have fallen significantly and the sales pipeline is growing and beginning to generate new sales. We believe our superior cost containment programs and pharmacy services are leading to improvement in client retention and firmly believe the Company is well positioned to aggressively compete in the long term care market segment.

“Amerita, the specialty home infusion company that we acquired in December 2012, saw impressive operating earnings growth on a sequential basis. Operating earnings improved 50% in the second quarter of 2013 versus the strong first quarter of 2013. Recall, Amerita was accretive to earnings last quarter and we expect continued growth as Amerita’s prospects remain bright.

“Cash flow for the quarter was $26.6 million bringing our year to date cash flow to $74.3 million, an increase of 43% over the first half of 2012.

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

“Finally, based on the strong performance for the first six months of 2013, PharMerica now expects the following for the full year 2013:

	Previous Guidance	Current Guidance
Revenues	$1.567B to $1.694B	$1.625B to $1.675B
Adjusted diluted earnings per share	$1.39 to $1.55	$1.55 to $1.60
Cash flows from operations*		$85M to $95M

*	Cash flows from operations was not provided in previous guidance.

Note: The full year guidance excludes the impact of any acquisitions or restructuring charges that may be incurred by the Company.

The results for the second quarter are set forth below:

•	Key Comparisons of Second Quarters Ended June 30, 2013 and 2012:

•

Net income for the second quarter of 2013 was $10.2 million, or $0.34 diluted earnings per share, compared with $7.6 million, or $0.26 diluted earnings per share, for the same period in 2012. Adjusted diluted earnings per share were $0.44 in 2013 compared with $0.35 adjusted diluted earnings per share in 2012, an increase of 25.7%.

•	Adjusted EBITDA for the second quarter of 2013 was $33.7 million compared with $26.7 million in the second quarter of 2012, an increase of 26.2%.

•

Gross profit for the second quarter of 2013 was $82.6 million compared with $75.9 million in the second quarter of 2012. Gross margin expanded 260 basis points to 19.2% in the second quarter of 2013 compared with 16.6% in the second quarter of 2012.

•	Revenues for the second quarter of 2013 were $430.8 million compared with $458.5 million for the second quarter of 2012, a decrease of 6.0%.

•

Cash flows provided by operating activities for the second quarter of 2013 were $26.6 million compared with cash flows provided by operating activities of $31.9 million in the second quarter of 2012, a decrease of 16.6%.

•	Key Comparisons of Six Months Ended June 30, 2013 and 2012:

•

Net income for the six months ended June 30, 2013, was $20.7 million, or $0.69 diluted earnings per share, compared with $13.2 million, or $0.44 diluted earnings per share, for the same period in 2012. Adjusted diluted earnings per share were $0.90 in the first half of 2013 compared with $0.67 adjusted diluted earnings per share in the same period in 2012, an increase of 34.3%.

•	Adjusted EBITDA for the first half of 2013 was $68.3 million compared with $53.5 million in the first half of 2012, an increase of 27.7%.

•

Gross profit for the six months ended June 30, 2013, was $166.9 million, or 19.2% of revenue, compared with $148.5 million, or 15.5% of revenue, in the same period of 2012. Gross margin expanded 370 basis points to 19.2% in the first half of 2013 compared with 15.5% in the first half of 2012.

•	Revenues for the six months ended June 30, 2013, were $870.6 million compared with $957.4 million for the same period of 2012, a decrease of 9.1%.

•	Cash flows provided by operating activities were $74.3 million compared with $51.8 million in the same period of 2012, an increase of 43.4%.

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

Conference Call

Management will hold a conference call to review the financial results for the second quarter on August 2, 2013, at 10:00 a.m. Eastern Time. To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com. To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through August 16, 2013, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 78855441.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company that services healthcare facilities in the United States, provides pharmacy management services to hospitals, and also provides specialty infusion services to patients outside a hospital setting. As of June 30, 2013, PharMerica operated 90 institutional pharmacies and 12 specialty infusion centers in 45 states. PharMerica’s customers are institutional healthcare providers, such as skilled nursing facilities, nursing centers, assisted living facilities, hospitals, individuals receiving in-home care and other long-term alternative care providers.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities. Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the strength of the Company’s financial and operational performance during 2013, the impact of the brand to generic drug conversions on the Company, the Company’s ability to identify and consummate future acquisitions, the Company’s ability to deliver outstanding value to its shareholders, the Company’s continued pursuit of its strategic initiatives including those focused on client retention and operating margins, the Company’s ability to grow the Amerita specialty infusion business, and the Company’s ability to achieve organic growth. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions. These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS

(In millions, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2012		2013		2012		2013
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$458.5	100.0%	$430.8	100.0%	$957.4	100.0%	$870.6	100.0%
Cost of goods sold	382.6	83.4	348.2	80.8	808.9	84.5	703.7	80.8

Gross profit	75.9	16.6	82.6	19.2	148.5	15.5	166.9	19.2
Selling, general and administrative expenses	54.9	12.0	55.5	12.9	107.3	11.2	112.2	12.9
Amortization expense	3.0	0.7	3.9	0.9	5.8	0.6	8.0	0.9
Merger, acquisition, integration costs and other charges	2.8	0.6	2.8	0.6	8.2	0.9	5.7	0.7
Hurricane Sandy disaster costs	—	—	(0.9)	(0.2)	—	—	(0.3)	—

Operating income	15.2	3.3	21.3	5.0	27.2	2.8	41.3	4.7
Interest expense, net	2.5	0.5	2.9	0.7	5.2	0.5	5.5	0.6

Income before income taxes	12.7	2.8	18.4	4.3	22.0	2.3	35.8	4.1
Provision for income taxes	5.1	1.1	8.2	1.9	8.8	0.9	15.1	1.7

Net income	$7.6	1.7%	$10.2	2.4%	$13.2	1.4%	$20.7	2.4%

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Earnings per common share:
Basic	$0.26	$0.34	$0.45	$0.70
Diluted	$0.26	$0.34	$0.44	$0.69
Shares used in computing earnings per common share:
Basic	29,489,766	29,713,010	29,459,978	29,640,388
Diluted	29,720,403	30,134,944	29,735,489	30,141,730

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except share and per share amounts)

	(As Adjusted)
	Dec. 31, 2012	June 30, 2013
ASSETS
Current assets:
Cash and cash equivalents	$12.3	$12.3
Accounts receivable, net	206.6	195.3
Inventory	135.7	113.2
Deferred tax assets, net	36.7	35.4
Prepaids and other assets	38.8	40.8

	430.1	397.0

Equipment and leasehold improvements	158.8	169.7
Accumulated depreciation	(105.7)	(112.4)

	53.1	57.3

Goodwill	268.5	268.5
Intangible assets, net	121.9	116.3
Other	12.7	11.2

	$886.3	$850.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$49.7	$41.4
Salaries, wages and other compensation	35.8	35.5
Current portion of long-term debt	12.5	12.5
Income taxes payable	1.5	7.4
Other accrued liabilities	7.6	7.7

	107.1	104.5

Long-term debt	303.0	244.6
Other long-term liabilities	22.5	23.1
Deferred tax liabilities	11.1	12.7
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2012 and June 30, 2013	—	—
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,943,748 and 31,355,900 shares issued as of December 31, 2012 and June 30, 2013, respectively	0.3	0.3
Capital in excess of par value	363.0	367.0
Retained earnings	91.3	112.0
Treasury stock at cost, 1,456,293 shares and 1,585,366 shares at December 31, 2012 and June 30, 2013, respectively	(12.0)	(13.9)

	442.6	465.4

	$886.3	$850.3

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

PHARMERICA CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Cash flows provided by (used in) operating activities:
Net income	$7.6	$10.2	$13.2	$20.7
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4.5	4.8	9.3	9.6
Amortization	3.0	3.9	5.8	8.0
Merger, acquisition, integration costs and other charges	0.3	—	1.9	—
Hurricane Sandy disaster costs	—	(1.0)	—	(1.6)
Stock-based compensation and deferred compensation	1.2	1.8	3.0	4.0
Amortization of deferred financing fees	0.2	0.7	0.4	1.0
Deferred income taxes	3.4	(0.7)	6.0	2.9
Gain on disposition of equipment	—	(0.1)	(0.1)	(0.1)
Other	0.2	0.2	—	0.3
Change in operating assets and liabilities:
Accounts receivable, net	25.0	11.5	12.9	10.3
Inventory	(4.9)	(13.0)	21.6	22.5
Prepaids and other assets	(2.3)	(2.4)	(2.8)	1.0
Accounts payable	(11.0)	4.7	(18.0)	(7.9)
Salaries, wages and other compensation	1.9	2.1	(4.6)	(2.7)
Other accrued liabilities	2.8	3.9	3.2	6.3

Net cash provided by operating activities	31.9	26.6	51.8	74.3

Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(4.4)	(7.3)	(6.9)	(14.0)
Acquisitions, net of cash acquired	(0.4)	—	(0.4)	(0.5)
Cash proceeds from the sale of assets	0.2	0.1	0.3	0.1

Net cash used in investing activities	(4.6)	(7.2)	(7.0)	(14.4)

Cash flows provided by (used in) financing activities:
Repayments of long-term debt	—	(3.2)	—	(6.3)
Net activity of long-term revolving credit facility	(22.1)	(11.6)	(50.0)	(52.1)
Repayments of capital lease obligations	—	—	(0.1)	—
Issuance of common stock	0.1	0.3	0.1	0.4
Treasury stock at cost	—	(0.1)	(0.2)	(1.9)
Excess tax benefit from stock-based compensation	—	0.2	—	0.4
Other	—	(0.5)	—	(0.4)

Net cash used in financing activities	(22.0)	(14.9)	(50.2)	(59.9)

Change in cash and cash equivalents	5.3	4.5	(5.4)	—
Cash and cash equivalents at beginning of period	6.7	7.8	17.4	12.3

Cash and cash equivalents at end of period	$12.0	$12.3	$12.0	$12.3

Supplemental information:
Cash paid for interest	$2.2	$2.3	$5.0	$4.6

Cash paid for taxes	$0.9	$5.9	$2.2	$6.4

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Pharmacy data:
Prescriptions dispensed (in thousands)	9,879	9,420	19,964	19,132

Revenue per prescription dispensed	$46.41	$45.73	$47.96	$45.50

Gross profit per prescription dispensed	$7.68	$8.77	$7.44	$8.72

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Net income	$7.6	$10.2	$13.2	$20.7
Add:
Interest expense, net	2.5	2.9	5.2	5.5
Merger, acquisition, integration costs and other charges	2.8	2.8	8.2	5.7
Hurricane Sandy disaster costs	—	(0.9)	—	(0.3)
Stock-based compensation and deferred compensation	1.2	1.8	3.0	4.0
Provision for income taxes	5.1	8.2	8.8	15.1
Depreciation and amortization expense	7.5	8.7	15.1	17.6

Adjusted EBITDA	$26.7	$33.7	$53.5	$68.3

Adjusted EBITDA margin	5.8%	7.8%	5.6%	7.8%

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

UNAUDITED RECONCILIATION OF DILUTED EARNINGS PER SHARE

TO ADJUSTED DILUTED EARNINGS PER SHARE

(In whole numbers)	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Diluted earnings per share	$0.26	$0.34	$0.44	$0.69
Add:
Diluted earnings per share impact of:
Merger, acquisition, integration costs and other charges	0.06	0.06	0.17	0.12
Hurricane Sandy disaster costs	—	(0.02)	—	(0.01)
Stock-based compensation and deferred compensation	0.03	0.03	0.06	0.07
Impact of discrete items on tax provision	—	0.03	—	0.03

Adjusted diluted earnings per share	$0.35	$0.44	$0.67	$0.90

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

PHARMERICA CORPORATION

SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA

TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2013	2012	2013
Adjusted EBITDA	$26.7	$33.7	$53.5	$68.3
Interest expense, net	(2.5)	(2.9)	(5.2)	(5.5)
Merger, acquisition, integration costs and other charges	(2.5)	(2.8)	(6.3)	(5.7)
Hurricane Sandy disaster costs	—	(0.1)	—	(1.3)
Provision for bad debt	6.2	5.2	12.4	10.5
Amortization of deferred financing fees	0.2	0.7	0.4	1.0
Gain on disposition of equipment	—	(0.1)	(0.1)	(0.1)
Provision for income taxes	(5.1)	(8.2)	(8.8)	(15.1)
Deferred income taxes	3.4	(0.7)	6.0	2.9
Change in federal and state income taxes payable	1.0	3.2	0.8	6.0
Changes in assets and liabilities	4.3	(1.6)	(0.9)	13.0
Other	0.2	0.2	—	0.3

Net cash flows provided by operating activities	$31.9	$26.6	$51.8	$74.3

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues. PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results. The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period. In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures. In addition, Adjusted EBITDA, as defined in the Credit Agreement, is used in conjunction with the Corporation’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge. Adjusted EBITDA, as defined in the Credit Agreement, is not the same calculation as this Adjusted EBITDA table. Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”). The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying unaudited condensed consolidated income statements and cash flows and must be considered in performing a comprehensive assessment of overall financial performance. PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, Hurricane Sandy disaster costs, stock-based and deferred compensation and the impact of discrete items on the tax provision, as an indicator of its core operating results. The measurement is used in concert with net income and diluted earnings per share, which measure actual earnings per share generated in the period. PharMerica believes the exclusion of these charges in expressing adjusted diluted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period. Adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, Hurricane Sandy disaster costs, stock-based and deferred compensation and the impact of discrete items on the tax provision, do not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and

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PMC Reports Results for the Second Quarter of 2013

August 2, 2013

is not intended to represent or to be used as a substitute for diluted earnings per share as measured under GAAP. The impact of merger, acquisition, integration costs and other charges, Hurricane Sandy disaster costs, stock-based and deferred compensation and the impact of discrete items on the tax provision, excluded from the diluted earnings per share are significant components of the accompanying unaudited condensed consolidated income statements and must be considered in performing a comprehensive assessment of overall financial performance.

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